Exhibit 10.4

SUBSCRIPTION AGREEMENT

Subscription Agreement between the Company, and purchaser identified on the signature page to this Agreement (the “Subscriber”), and is being delivered to the Subscriber in connection with its investment in OriginClear, Inc., a Nevada corporation (the “Company”). The Company is conducting a private placement (the “Offering”) for an amount of up to $5,000,000 of Units, each Unit consisting of 100 shares (the “Series R Preferred Shares”) of the Company’s newly created Series R Preferred Stock, having the rights set forth in the Certificate of Designation of Series R Preferred Stock substantially in the form of Exhibit A hereto (the “Series R Certificate of Designation”), (i) Series A warrants to purchase 1,000,000 shares of common stock, with an exercise price of $0.05 per share and a term of one year, substantially in the form of Exhibit B hereto (the “Series A Warrants”); (ii) solely for those Subscribers who have purchased an aggregate of $200,000 of (a) Units in this offering, together with (b) units sold in the Company’s offering of shares of the Company’s O Preferred Stock and Series P Preferred Stock (the “Combined Subscription Amount”), Series B warrants to purchase (x) 1,000,000 shares of common stock, for those Subscribers with a Combined Subscription Amount of between $200,000 and $299,999 or (y) 2,000,000 shares of common stock, for those Subscribers with a Combined Subscription Amount of at least $300,000, with an exercise price of $0.10, and a term of one year (the “Series B Warrants”), and (iii), solely for those Subscribers with a Combined Subscription Amount of at least $500,000, Series C warrants to purchase 1,000,000 shares of common stock, with an exercise price of $0.25, exercisable for a period commencing when the common stock is listed on a National Securities Exchange (as defined therein) and expiring five years from the date of initial issuance (the “Series C Warrants,” and collectively with the Series A Warrants and the Series B Warrants, the “Warrants”; the Series R Preferred Shares, the Warrants, and the shares of common stock issuable upon conversion of the Series R Preferred Shares and upon exercise of the Warrants are referred to collectively herein as the “Securities”) at a purchase price of $100,000 per Unit. For the avoidance of doubt, the amount of Series R Preferred Shares and Warrants received by Subscriber will be determined on a pro rata basis with respect to any partial Units purchased, provided that, a Subscriber may subscribe for Units in increments of not less than hundredths of a Unit, such that no partial shares of Series R Preferred Stock will be issued.

Solely by way of illustration, in the event a Subscriber hereunder purchases $500,000 of Units (and did not purchase any units of Series O Preferred Stock and Series Preferred Stock, such that the Subscriber’s Combined Subscription Amount is also equal to $500,000), such Subscriber would receive 500 shares of Series R Preferred Stock, 5,000,000 Series A Warrants, 10,000,000 Series B Warrants, and 5,000,000 Series C Warrants.

The Offering hereunder will terminate on the earlier of (i) October 31, 2021, or (ii) the sale of $5,000,000 of Units, subject however, to the right of the Company to terminate or extend this Offering at any time in its discretion and the Company’s right to reject any subscription in whole or in part.

IMPORTANT INVESTOR NOTICES

NO OFFERING LITERATURE OR ADVERTISEMENT IN ANY FORM MAY BE RELIED UPON IN THE OFFERING OF THE UNITS EXCEPT FOR THIS SUBSCRIPTION AGREEMENT AND ANY SUPPLEMENTS HERETO (THE “AGREEMENT”), AND NO PERSON HAS BEEN AUTHORIZED TO MAKE ANY REPRESENTATIONS EXCEPT THOSE CONTAINED HEREIN.

THIS AGREEMENT IS CONFIDENTIAL AND THE CONTENTS HEREOF MAY NOT BE REPRODUCED, DISTRIBUTED OR DIVULGED BY OR TO ANY PERSONS OTHER THAN THE RECIPIENT OR ITS REPRESENTATIVE, ACCOUNTANT OR LEGAL COUNSEL, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY. EACH PERSON WHO ACCEPTS DELIVERY OF THIS AGREEMENT ACKNOWLEDGES AND AGREES TO THE FOREGOING RESTRICTIONS.

THIS AGREEMENT DOES NOT PURPORT TO BE ALL-INCLUSIVE OR TO CONTAIN ALL OF THE INFORMATION THAT YOU MAY DESIRE IN EVALUATING THE COMPANY, OR AN INVESTMENT IN THE OFFERING. THIS AGREEMENT DOES NOT CONTAIN ALL OF THE INFORMATION THAT WOULD NORMALLY APPEAR IN A PROSPECTUS FOR AN OFFERING REGISTERED UNDER THE SECURITIES ACT. YOU MUST CONDUCT AND RELY ON YOUR OWN EVALUATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED, IN DECIDING WHETHER TO INVEST IN THE OFFERING.

THIS AGREEMENT DOES NOT CONSTITUTE AN OFFER OR SOLICITATION OF AN OFFER TO ANY PERSON OR IN ANY JURISDICTION WHERE SUCH OFFER OR SOLICITATION IS UNLAWFUL OR NOT AUTHORIZED. EACH PERSON WHO ACCEPTS DELIVERY OF THIS AGREEMENT AGREES TO RETURN IT AND ALL RELATED DOCUMENTS IF SUCH PERSON DOES NOT PURCHASE ANY OF THE UNITS DESCRIBED HEREIN.

NEITHER THE DELIVERY OF THIS AGREEMENT AT ANY TIME NOR ANY SALE OF UNITS HEREUNDER SHALL IMPLY THAT INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE. THE COMPANY WILL EXTEND TO EACH PROSPECTIVE INVESTOR (AND TO ITS REPRESENTATIVE, ACCOUNTANT OR LEGAL COUNSEL, IF ANY) THE OPPORTUNITY, PRIOR TO ITS PURCHASE OF UNITS, TO ASK QUESTIONS OF AND RECEIVE ANSWERS FROM THE COMPANY CONCERNING THE OFFERING AND TO OBTAIN ADDITIONAL INFORMATION, TO THE EXTENT THE COMPANY POSSESSES THE SAME OR CAN ACQUIRE IT WITHOUT UNREASONABLE EFFORT OR EXPENSE, IN ORDER TO VERIFY THE ACCURACY OF THE INFORMATION SET FORTH HEREIN. ALL SUCH ADDITIONAL INFORMATION SHALL ONLY BE PROVIDED IN WRITING AND IDENTIFIED AS SUCH BY THE COMPANY THROUGH ITS DULY AUTHORIZED OFFICERS AND/OR DIRECTORS ALONE; NO ORAL INFORMATION OR INFORMATION PROVIDED BY ANY BROKER OR THIRD PARTY MAY BE RELIED UPON.

NO REPRESENTATIONS, WARRANTIES OR ASSURANCES OF ANY KIND ARE MADE OR SHOULD BE INFERRED WITH RESPECT TO THE ECONOMIC RETURN, IF ANY, THAT MAY ACCRUE TO AN INVESTOR IN THE COMPANY.

THIS AGREEMENT CONTAINS FORWARD-LOOKING STATEMENTS REGARDING THE COMPANY’S PERFORMANCE, STRATEGY, PLANS, OBJECTIVES, EXPECTATIONS, BELIEFS AND INTENTIONS. THE OUTCOME OF THE EVENTS DESCRIBED IN THESE FORWARD-LOOKING STATEMENTS IS SUBJECT TO SUBSTANTIAL RISKS, AND ACTUAL RESULTS COULD DIFFER MATERIALLY.

THE OFFERING PRICE OF THE UNITS HAS BEEN DETERMINED ARBITRARILY. THE PRICE OF THE UNITS DOES NOT NECESSARILY BEAR ANY RELATIONSHIP TO THE ASSETS, EARNINGS OR BOOK VALUE OF THE COMPANY, OR TO POTENTIAL ASSETS, EARNINGS, OR BOOK VALUE OF THE COMPANY. THERE IS NO PUBLIC MARKET FOR THE COMPANY’S SERIES R PREFERRED STOCK OR WARRANTS AND A LIMITED MARKET IN THE COMPANY’S COMMON STOCK AND THERE CAN BE NO ASSURANCE THAT AN ACTIVE TRADING MARKET IN ANY OF THE COMPANY’S SECURITIES WILL DEVELOP OR BE MAINTAINED. THE PRICE OF SHARES OF COMMON STOCK QUOTED ON THE OTC MARKETS OR TRADED ON ANY EXCHANGE MAY BE IMPACTED BY A LACK OF LIQUIDITY OR AVAILABILITY OF SUCH SHARES FOR PUBLIC SALE AND ALSO WILL NOT NECESSARILY BEAR ANY RELATIONSHIP TO THE ASSETS, EARNINGS, BOOK VALUE OR POTENTIAL PROSPECTS OF THE COMPANY. SUCH PRICES SHOULD NOT BE CONSIDERED ACCURATE INDICATORS OF FUTURE QUOTED OR TRADING PRICES THAT MAY SUBSEQUENTLY EXIST FOLLOWING THIS OFFERING.

THE COMPANY RESERVES THE RIGHT, IN ITS SOLE DISCRETION, TO REJECT ANY SUBSCRIPTION IN WHOLE OR IN PART FOR ANY REASON OR FOR NO REASON. THE COMPANY IS NOT OBLIGATED TO NOTIFY RECIPIENTS OF THIS AGREEMENT WHETHER ALL OF THE UNITS OFFERED HEREBY HAVE BEEN SOLD.

FOR RESIDENTS OF ALL STATES

THIS OFFERING IS BEING MADE SOLELY TO “ACCREDITED INVESTORS” (IN THE UNITED STATES), AS SUCH TERM IS DEFINED IN RULE 501 OF REGULATION D UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE AND WILL BE OFFERED AND SOLD IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION AFFORDED BY SECTION 4(a)(2) THEREUNDER AND REGULATION D (RULE 506) OF THE SECURITIES ACT AND CORRESPONDING PROVISIONS OF STATE SECURITIES LAWS.

THE SECURITIES OFFERED HEREBY ARE SUBJECT TO RESTRICTION ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (“SEC”), ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THIS AGREEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PROSPECTIVE INVESTORS SHOULD NOT CONSTRUE THE CONTENTS OF THIS AGREEMENT AS INVESTMENT, LEGAL, BUSINESS, OR TAX ADVICE. EACH INVESTOR SHOULD CONTACT HIS, HER OR ITS OWN ADVISORS REGARDING THE APPROPRIATENESS OF THIS INVESTMENT AND THE TAX CONSEQUENCES THEREOF, WHICH MAY DIFFER DEPENDING ON AN INVESTOR’S PARTICULAR FINANCIAL SITUATION. IN NO EVENT SHOULD THIS AGREEMENT BE DEEMED OR CONSIDERED TO BE TAX ADVICE PROVIDED BY THE COMPANY.

FOR FLORIDA RESIDENTS ONLY

THE SECURITIES REFERRED TO HEREIN WILL BE SOLD TO, AND ACQUIRED BY, THE HOLDER IN A TRANSACTION EXEMPT UNDER § 517.061 OF THE FLORIDA SECURITIES ACT. THE SECURITIES HAVE NOT BEEN REGISTERED UNDER SAID ACT IN THE STATE OF FLORIDA. IN ADDITION, ALL FLORIDA RESIDENTS SHALL HAVE THE PRIVILEGE OF VOIDING THE PURCHASE WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH SUBSCRIBER TO THE COMPANY, AN AGENT OF THE COMPANY, OR WITHIN THREE DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH SUBSCRIBER, WHICHEVER OCCURS LATER.

1.	SUBSCRIPTION AND PURCHASE PRICE

(a) Subscription. Subject to the conditions set forth in Section 2 hereof, the Subscriber hereby subscribes for and agrees to purchase the number of Units indicated on the Subscriber’s signature pages hereof on the terms and conditions described herein.

(b) Purchase of Units. The Subscriber understands and acknowledges that the Purchase Price to be remitted to the Company in exchange for the Units shall be set at $100,000 per Unit, for an aggregate purchase price as set forth on the signature page hereof (the “Aggregate Purchase Price”). The Subscriber shall concurrently with delivery of this Agreement to the Company pay the Purchase Price for the Units subscribed for hereunder, payable in United States Dollars, by wire transfer of immediately available funds to the Company in accordance with the wire instructions provided on Annex A, or by remitting a check using the Company’s Federal Express account and address which are also provided on Annex A. The Subscriber understands and agrees that, subject to Section 2 and applicable laws, by executing this Agreement, it is entering into a binding agreement.

2.	ACCEPTANCE, OFFERING TERM AND CLOSING PROCEDURES

(a) Acceptance or Rejection. Subject to full, faithful and punctual performance and discharge by the Company of all of its duties, obligations and responsibilities as set forth in this Agreement and any other agreement entered into between the Subscriber and the Company relating to this subscription (collectively, the “Transaction Documents”), the Subscriber shall be legally bound to purchase the Units pursuant to the terms and conditions set forth in this Agreement. For the avoidance of doubt, upon the occurrence of the failure by the Company to fully, faithfully and punctually perform and discharge any of its duties, obligations and responsibilities as set forth in any of the Transaction Documents, which shall have been performed or otherwise discharged prior to the Closing, the Subscriber may, on or prior to the Closing (as defined below), at its sole and absolute discretion, elect not to purchase the Units and provide instructions to the Company to receive the full and immediate refund of the Aggregate Purchase Price. The Subscriber understands and agrees that the Company reserves the right to reject this subscription for Units in whole or part in any order at any time prior to the Closing for any reason or for no reason, notwithstanding the Subscriber’s prior receipt of notice of acceptance of the Subscriber’s subscription. In the event the Closing does not take place for any reason or no reason (including, without limitation, because the Company has terminated the Offering, which the Company may do at any time in its discretion), this Agreement and any other Transaction Documents shall thereafter be terminated and have no force or effect, and the parties shall take all steps, to ensure that the Aggregate Purchase Price shall promptly be returned or caused to be returned to the Subscriber without interest thereon or deduction therefrom.

(b) Closing. The closing of the purchase and sale of the Units hereunder (the “Closing”) shall take place at the offices of the Company or such other place as determined by the Company and may take place in one of more closings. Closings shall take place on a Business Day promptly following the satisfaction of the conditions set forth in Section 5 below, as determined by the Company (the “Closing Date”). “Business Day” shall mean from the hours of 9:00 a.m. (Eastern Time) through 5:00 p.m. (Eastern Time) of a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required to be closed. The Series R Preferred Shares and Warrants comprising the Units purchased by the Subscriber will be delivered by the Company within 15 Business Days following the Closing Date.

(c) Following Acceptance or Rejection. The Subscriber acknowledges and agrees that this Agreement and any other documents delivered in connection herewith will be held by the Company. In the event that this Agreement is not accepted by the Company for whatever reason, which the Company expressly reserves the right to do, this Agreement, the Aggregate Purchase Price received (without interest thereon) and any other documents delivered in connection herewith will be returned to the Subscriber at the address of the Subscriber as set forth in this Agreement. If this Agreement is accepted by the Company, the Company is entitled to treat the Aggregate Purchase Price received as an interest free loan to the Company until such time as the Subscription is accepted.

3.	THE SUBSCRIBER’S REPRESENTATIONS, WARRANTIES AND COVENANTS

The Subscriber hereby acknowledges, agrees with and represents, warrants and covenants to the Company, as follows:

(a) The Subscriber has full power and authority to enter into this Agreement, the execution and delivery of which has been duly authorized by all the necessary corporate actions, and no other acts or proceedings on the part of the Subscriber are necessary to authorize the execution, delivery or performance by the Subscriber of this Agreement, if applicable, and this Agreement constitutes a valid and legally binding obligation of the Subscriber, except as may be limited by bankruptcy, reorganization, insolvency, moratorium and similar laws of general application relating to or affecting the enforcement of rights of creditors, and except as enforceability of the obligations hereunder are subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law).

(b) The Subscriber acknowledges its understanding that the Offering and sale of the Securities is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(a)(2) of the Securities Act and the provisions of Regulation D promulgated thereunder (“Regulation D”). In furtherance thereof, the Subscriber represents and warrants to the Company and its affiliates as follows:

(i) The Subscriber realizes that the basis for the exemption from registration may not be available if, notwithstanding the Subscriber’s representations contained herein, the Subscriber is merely acquiring the Securities for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The Subscriber does not have any such intention.

(ii) The Subscriber realizes that the basis for exemption would not be available if the Offering is part of a plan or scheme to evade registration provisions of the Securities Act or any applicable state or federal securities laws.

(iii) The Subscriber is acquiring the Securities solely for investment purposes, and not with a view towards, or resale in connection with, any distribution of the Securities

(iv) The Subscriber has the financial ability to bear the economic risk of the Subscriber’s investment, has adequate means for providing for its current needs and contingencies, and has no need for liquidity with respect to an investment in the Company.

(v) The Subscriber and the Subscriber’s attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, the “Advisors”) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of a prospective investment in the Securities. If other than an individual, the Subscriber also represents it has not been organized solely for the purpose of acquiring the Securities.

(vi) The Subscriber has carefully reviewed and understands this Agreement in its entirety, including without limitation all Exhibits hereto (including the Series R Certificate of Designation, the form of Series A Warrant, the form of Series B Warrant, and the form of Series C Warrant included in Annex B) and including the Risk Factors set forth in Annex C. Without limiting the generality of the foregoing, the Subscriber is aware that, pursuant to the Series R Certificate of Designation, upon conversion of shares of Series R Preferred Stock, a Subscriber that holds securities of the Company that such Subscriber purchased in certain prior offerings of the Company will be entitled to Make-Good Shares (as defined therein), subject to the terms and conditions set forth therein, that a Subscriber that does not hold such securities purchased in such prior offerings of the Company will not be entitled to.

(vii) The Subscriber (together with its Advisors, if any) has received all documents requested by the Subscriber or its agents (including that which is attached hereto forming Annex B and Annex C), has carefully reviewed them and understands the information contained therein, prior to the execution of this Agreement.

(c) The Subscriber is not relying on the Company or any of its employees, agents, sub-agents or advisors with respect to the legal, tax, economic and related considerations involved in this investment. The Subscriber has relied on the advice of, or has consulted with, only its Advisors.

(d) The Subscriber has carefully considered the potential risks relating to the Company and a purchase of the Securities, and fully understands that the Securities are a speculative investment that involves a high degree of risk of loss of the Subscriber’s entire investment. Among other things, the Subscriber has carefully considered each of the risks as described on Annex C, attached hereto.

(e) The Subscriber will not sell or otherwise transfer any Securities without registration under the Securities Act or an exemption therefrom, and fully understands and agrees that the Subscriber must bear the economic risk of its purchase because, among other reasons, the Securities have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states, or an exemption from such registration is available. In particular, the Subscriber is aware that the Securities are “restricted securities,” as such term is defined in Rule 144 promulgated under the Securities Act (“Rule 144”), and they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met. The Subscriber understands that any sales or transfers of the Securities are further restricted by state securities laws.

(f) No oral or written representations or warranties have been made, or information furnished, to the Subscriber or its Advisors, if any, by the Company or any of its officers, employees, agents, sub-agents, affiliates, advisors or subsidiaries in connection with the Offering, other than any representations of the Company contained herein, and in subscribing for the Units, the Subscriber is not relying upon any representations other than those contained herein.

(g) The Subscriber’s overall commitment to investments that are not readily marketable is not disproportionate to the Subscriber’s net worth, and an investment in the Securities will not cause such overall commitment to become excessive.

(h) The Subscriber understands and agrees that the certificates for the Securities shall bear substantially the following legend until (i) such Securities shall have been registered under the Securities Act and effectively disposed of in accordance with a registration statement that has been declared effective or (ii) in the opinion of counsel acceptable to the Company, such Securities may be sold without registration under the Securities Act, as well as any applicable “blue sky” or state securities laws:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS. SUCH SHARES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED BY THE ISSUER WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION COVERING SUCH SHARES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

(i) Neither the SEC nor any state securities commission has approved the Securities or passed upon or endorsed the merits of the Offering. There is no government or other insurance covering any of the Securities.

(j) The Subscriber and its Advisors, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the Offering, the Securities, and the business, financial condition, results of operations and prospects of the Company, and all such questions have been answered to the full satisfaction of the Subscriber and its Advisors, if any.

(k) In making the decision to invest in the Securities the Subscriber has relied solely upon the information provided by the Company in the Transaction Documents. To the extent necessary, the Subscriber has retained, at its own expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and the purchase of the Securities hereunder. The Subscriber disclaims reliance on any statements made or information provided by any person or entity in the course of Subscriber’s consideration of an investment in the Securities other than the Transaction Documents.

(l) The Subscriber has taken no action that would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Agreement or the transactions contemplated hereby.

(m) The Subscriber is not relying on the Company or any of its employees, agents, or advisors with respect to the legal, tax, economic and related considerations of an investment in the Securities, and the Subscriber has relied on the advice of, or has consulted with, only its own Advisors.

(n) The Subscriber acknowledges that any estimates or forward-looking statements or projections furnished by the Company to the Subscriber were prepared by the management of the Company in good faith, but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by the Company or its management and should not be relied upon.

(o) No oral or written representations have been made, or oral or written information furnished, to the Subscriber or its Advisors, if any, in connection with the Offering that are in any way inconsistent with the information contained herein.

(p) (For ERISA plans only) The fiduciary of the ERISA plan (the “Plan”) represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Subscriber or Plan fiduciary (i) is responsible for the decision to invest in the Company; (ii) is independent of the Company and any of its affiliates; (iii) is qualified to make such investment decision; and (iv) in making such decision, the Subscriber or Plan fiduciary has not relied primarily on any advice or recommendation of the Company or any of its affiliates.

(q) This Agreement is not enforceable by the Subscriber unless it has been accepted by the Company, and the Subscriber acknowledges and agrees that the Company reserves the right to reject any subscription for any reason or for no reason.

(r) The Subscriber will indemnify and hold harmless the Company and, where applicable, its directors, officers, employees, agents, advisors, affiliates and shareholders, and each other person, if any, who controls any of the foregoing from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) (a “Loss”) arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or therein.

(s) The Subscriber is, and on each date on which the Subscriber acquires restricted Securities will be, (i) an “Accredited Investor” as defined in Rule 501(a) under the Securities Act (in general, an “Accredited Investor” is deemed to be an institution with assets in excess of $5,000,000 or individuals with a net worth in excess of $1,000,000 (excluding such person’s principal residence) or annual income exceeding $200,000 or $300,000 jointly with his or her spouse and/or (ii) if the Subscriber is not a resident of the United States:

(a) the Subscriber is not in the United States and is not a “U.S. Person” as defined in Rule 902 of Regulation S promulgated under the Securities Act (a “U.S. Person”);

(b) the Securities were not offered to the Subscriber in the United States;

(c) this Agreement was delivered to, completed, executed and delivered by, the Subscriber (or its authorized signatory) outside the United States;

(d) the Subscriber is not a “distributor” of securities, as that term is defined in Regulation S under the Securities Act, nor a dealer in securities, and is not purchasing the Securities for the account or benefit of, directly or indirectly, any U.S. Person; and

(e) Subscriber has not purchased the Securities as a result of any form of “directed selling efforts” (as such term is used in Regulation S under the Securities Act)

(t) The Subscriber, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the Offering, and has so evaluated the merits and risks of such investment. The Subscriber has not authorized any person or entity to act as its Purchaser Representative (as that term is defined in Regulation D of the General Rules and Regulations under the Securities Act) in connection with the Offering. The Subscriber is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(u) The Subscriber has reviewed, or had an opportunity to review, the Company’s most Annual Report on Form 10-K filed with the SEC as well as all of the Company’s filings with the SEC since January 1, 2019 (the “SEC Filings”), all of which are deemed incorporated herein by reference, including, without limitation, all “Risk Factors” and “Forward Looking Statements” disclaimers contained in the SEC Filings.

4.	THE COMPANY’S REPRESENTATIONS, WARRANTIES AND COVENANTS

The Company hereby acknowledges, agrees with and represents, warrants and covenants to the Subscriber, as follows:

(a) The Company is a corporation, validly existing and in good standing under the laws of Nevada, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.

(b) The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company.

(c) The execution, delivery and performance by the Company of this Agreement, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby party do not and will not conflict with or violate any provision of the Company’s articles of incorporation or other organizational or charter documents.

5.	CONDITIONS TO ACCEPTANCE OF SUBSCRIPTION

The Company’s right to accept the subscription of the Subscriber is conditioned upon satisfaction of the following conditions precedent on or before the date the Company accepts such subscription:

(a) As of the Closing, no legal action, suit or proceeding shall be pending that seeks to restrain or prohibit the transactions contemplated by this Agreement.

(b) The representations and warranties of the Company contained in this Agreement shall have been true and correct in all material respects on the date of this Agreement and shall be true and correct in all material respects as of the Closing as if made on the Closing Date (except for any such representations and warranties which are as of a different specific date).

6.	MISCELLANEOUS PROVISIONS

(a) No inference shall be drawn in favor of or against any party by virtue of the fact that such party’s counsel was or was not the principal draftsman of this Agreement.

(b) Each of the parties hereto shall be responsible to pay the costs and expenses of its own legal counsel in connection with the preparation and review of this Agreement and related documentation.

(c) Neither this Agreement, nor any provisions hereof, shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, discharge or termination is sought.

(d) The representations, warranties and agreement of the Subscriber and the Company made in this Agreement shall survive the execution and delivery of this Agreement and the delivery of the Securities.

(e) Any party may send any notice, request, demand, claim or other communication hereunder to the Subscriber at the address set forth on the signature page of this Agreement or to the Company at its primary office (including personal delivery, expedited courier, messenger service, fax, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication will be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other parties written notice in the manner herein set forth.

(f) Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of, the parties to this Agreement and their heirs, executors, administrators, successors, legal representatives and assigns. If the Subscriber is more than one person or entity, the obligation of the Subscriber shall be joint and several and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by, and be binding upon, each such person or entity and its heirs, executors, administrators, successors, legal representatives and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

(g) This Agreement is not transferable or assignable by the Subscriber.

(h) Except as otherwise provided herein, this Agreement shall not be changed, modified or amended except by a writing signed by both (a) the Company and (b) the Subscribers.

(i) This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of law principles.

(j) The Company and the Subscriber hereby agree that any dispute that may arise between them arising out of or in connection with this Agreement shall be adjudicated before a court located in New York County, New York, and they hereby submit to the exclusive jurisdiction of the federal and state courts of the State of New York located in New York County with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Agreement or any acts or omissions relating to the sale of the Securities hereunder, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, postage prepaid, in care of the address set forth herein or such other address as either party shall furnish in writing to the other.

(k) WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(l) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

7.	LEAK OUT.

The Subscriber hereby agrees that, for a period commencing on the date of this Agreement, and expiring on the date that the Subscriber does not beneficially own any Securities (the “Restricted Period”), Subscriber will not sell, dispose or otherwise transfer, directly or indirectly, (including, without limitation, any sales, short sales, swaps or any derivative transactions that would be equivalent to any sales or short positions) in any 90 day period more than 1% of the total outstanding shares of common stock of the Company as of the end of such 90 day period. The Subscriber agrees that the Company may have stop transfer instructions placed with the Company’s transfer agent against transfer of shares held by Subscriber except in compliance with this Section 7. The Company may waive the limitations set forth in this Section 7 at any time in its sole discretion.

[Signature Pages Follow]

SUBSCRIBER MUST COMPLETE THIS PAGE

IN WITNESS WHEREOF, the Subscriber has executed this Agreement on the____ day of _________ , 20___.

__________________________________	x $100,000 for each Unit =	__________________________________
Units subscribed for		Aggregate Purchase Price

Manner in which Title is to be held (Please Check One):

1.	____	Individual	7.	____	Trust/Estate/Pension or Profit sharing Plan
					Date Opened:_________
2.	____	Joint Tenants with Right of Survivorship	8.	____	As a Custodian for
					__________________________________
					Under the Uniform Gift to Minors Act of the State of

3.	____	Community Property	9.	____	Married with Separate Property
4.	____	Tenants in Common	10.	____	Keogh
5.	____	Corporation/Partnership/ Limited Liability	11.	____	Tenants by the Entirety
		Company
6.	____	IRA

ALTERNATIVE DISTRIBUTION INFORMATION

To direct distribution to a party other than the registered owner, complete the information below.

YOU MUST COMPLETE THIS SECTION IF THIS IS AN IRA INVESTMENT.

Name of Firm (Bank, Brokerage, Custodian):

Account Name: ________________________________________________________________________________

Account Number: ______________________________________________________________________________

Representative Name: ___________________________________________________________________________

Representative Phone Number: ____________________________________________________________________

Address: _____________________________________________________________________________________

City, State, Zip: ________________________________________________________________________________

IF MORE THAN ONE SUBSCRIBER, EACH SUBSCRIBER MUST SIGN.

INDIVIDUAL SUBSCRIBERS MUST COMPLETE THIS PAGE.

SUBSCRIBERS WHICH ARE ENTITIES MUST COMPLETE FOLLOWING PAGE.

EXECUTION BY NATURAL PERSONS

Exact Name in Which Title is to be Held

Name (Please Print)	Name of Additional Subscriber

Residence: Number and Street	Address of Additional Subscriber

City, State and Zip Code	City, State and Zip Code

Social Security Number	Social Security Number

Telephone Number	Telephone Number

Fax Number (if available)	Fax Number (if available)

E-Mail (if available)	E-Mail (if available)

(Signature)	(Signature of Additional Subscriber)

ACCEPTED this             day of  ________ , 20__, on behalf of the Company.

ORIGINCLEAR, INC.

By:
Name:	T. Riggs Eckelberry
Title:	Chief Executive Officer

[SIGNATURE PAGE FOR SUBSCRIPTION AGREEMENT]

EXECUTION BY SUBSCRIBER WHICH IS AN ENTITY

(Corporation, Partnership, LLC, Trust, Etc.)

_____________________________________________________

Name of Entity (Please Print)

Date of Incorporation or Organization:
State/Country of Principal Office:

Federal Taxpayer Identification Number (or foreign equivalent):

Office Address

City, State and Zip Code

Telephone Number

Fax Number (if available)

E-Mail (if available)

By:
Name:
Title:

ACCEPTED this             day of  ________ , 20__, on behalf of the Company.

ORIGINCLEAR, INC.

By:
Name:	T. Riggs Eckelberry
Title:	Chief Executive Officer

[SIGNATURE PAGE FOR SUBSCRIPTION AGREEMENT]

ANNEX A

SENDING OPTIONS

ANNEX B

DOCUMENTATION PROVIDED TO SUBSCRIBER

(See Attached)

ANNEX C

RISK FACTORS

An investment in the Securities of the Company involves a high degree of risk and should be considered only by persons who can afford to lose their entire investment and who have no need for liquidity in their investment. You should carefully consider the risk factors described below, and discussed in the section titled “Risk Factors” in our most recent Annual Report on Form 10-K, as well as the risks, uncertainties and additional information set forth in our SEC Filings incorporated by reference herein. Our business, financial condition or results of operations could be materially adversely affected by any of these risks. The trading price of our common stock could decline due to any of these risks, and you may lose all or part of your investment.

Risks Related to the Securities and This Offering

There is no public market for the Series R Preferred Shares or Warrants and a limited public market for the common stock.

There is no public market for the Series R Preferred Shares or the Warrants, and we not intend to have such securities quoted or listed on any market. In addition, our common stock is quoted on the OTC Pink which is an unorganized, inter-dealer, over-the-counter market which provides significantly less liquidity than the NASDAQ Capital Market or other national securities exchange. These factors may have an adverse impact on the trading and price of our common stock.

The Securities will be subject to restrictions on resale.

We have not registered the sale of any of the Securities under the Securities Act or any state securities laws. The securities offered hereby are highly illiquid, and are not transferable except in accordance with the Securities Act. Consequently, the Securities may not be resold or otherwise transferred unless they are subsequently registered under applicable securities laws or an exemption therefrom is available. In view of these and other limitations to the transfer of the Securities as described herein, the Securities should be considered an illiquid investment which may need to be held indefinitely. Limitations on the transfer of the Securities may also adversely affect the price that a Subscriber might be able to obtain for such securities in a private sale.

The price of the Units has been determined without a third party valuation or fairness opinion.

We have set the price of Units without the benefit of any third party valuation or fairness opinion or review. You must make your own determination as to the accuracy, fairness or reasonableness of the price of the Units and the other terms of the Offering.

We will have significant discretion over the use of the gross proceeds.

The Company intends to use the net proceeds of this Offering for general corporate purposes and to meet working capital needs. Accordingly, Company management will have broad discretion as to the application of such proceeds. There can be no assurance that management’s use of proceeds generated through this Offering will prove optimal or translate into revenue or profitability for the Company.

There is no investor counsel.

The Company has not retained any independent professionals to review or comment on this Offering or otherwise protect the interests of Subscribers. Although the Company has retained its own counsel, neither such firm nor any other firm has made any independent examination of any factual matters represented by management herein, and purchasers of the Securities offered hereby should not rely on any such firms so retained with respect to any matters herein described.

No governmental entity has evaluated our securities.

No federal or state commission, department or agency has made any evaluation, finding, recommendation or endorsement with respect to the Securities.

Additional stock offerings in the future may dilute then-existing shareholders’ percentage ownership of the Company.

Given our plans and expectations that we will need additional capital and personnel, we anticipate that we will need to issue additional shares of common stock or securities convertible or exercisable for shares of common stock, including convertible preferred stock, convertible notes, stock options or warrants. The issuance of additional securities in the future will dilute the percentage ownership of then current stockholders. Without limiting the generality of the foregoing, the Company may conduct other offerings concurrent with this offering.

Subscribers in this Offering who do not hold securities of the Company purchased in certain prior offerings of the Company will be subject to additional dilution.

Pursuant to the Series R Certificate of Designation, subscribers in this Offering who hold securities of the Company that such subscribers purchased in certain prior offerings of the Company, at such time as they convert Series R Preferred Stock to common stock, will be entitled to additional shares of common stock, pursuant to the formula and subject to the terms and conditions set forth therein, that holders of Series R Preferred Stock who convert shares to common stock will not otherwise be entitled to. This will result in additional dilution to subscribers in this Offering who do not hold such securities purchased in such prior offerings of the Company and will thus not be entitled to such additional shares.

We may be unable to pay dividends on the Series R Preferred Stock

Under Nevada law, the Company may not pay cash dividends to holders of Series R Preferred Stock if the Company would not be able to pay its debts as they become due in the usual course of business. This may limit our ability to pay dividends on the Series R Preferred Stock. In addition, the Company has certain other series of preferred stock that are entitled to dividends, as further described in the SEC Filings. This may also adversely affect our ability to pay dividends on the Series R Preferred Stock.

The Series R Preferred Shares will not have voting rights.

Holders of the Series R Preferred Shares, by virtue of holding such shares, will not have any voting rights, except as may be required under applicable law. Thus, the holders of the Series R Preferred Shares, by virtue of holding such shares, will have no right to participate in the election of directors of the Company or any other matter that may be brought to the vote of the shareholders of the Company.

The Series R Preferred Shares will be subject to the Company’s right of redemption.

Pursuant to the Series R Certificate of Designation, the Company will have the right (but no obligation) to redeem outstanding shares of Series R Preferred Stock, in the Company’s discretion, subject to the terms and conditions set forth therein. Such redemption, if it occurs, may reduce the return on Series R Preferred Shares for Subscribers, as redeemed shares will no longer be entitled to further dividends.

The Warrants are speculative in nature.

The Warrants do not confer any rights of common stock ownership on their holders, such as voting rights, but rather merely represent the right to acquire shares of common stock at a fixed price for a limited period of time. The market price of the common stock may never equal or exceed the respective exercise prices of the Warrants, and consequently, it may never be profitable for holders of the Warrants to exercise the Warrants. In addition, the Series C Warrants will not be exercisable until such time as the common stock is traded on a national securities exchange, which may not occur prior to such Warrants expiring.

Investors should consult their own tax advisers regarding tax consequences of this Offering, the Series R Preferred Shares, and the Warrants.

The Company makes no representations regarding the tax treatment that will apply to the Series R Preferred Shares, the Warrants, or this Offering, including, without limitation, with respect to any dividend or redemption payments under the Series R Preferred Shares. Subscribers should consult their own tax advisers regarding such tax consequences.

Exhibit A

Form of Certificate of Designation of Series R Preferred Stock

Exhibit B

Form of Series A Warrant

Exhibit C

Form of Series B Warrant

Exhibit D

Form of Series C Warrant